Exhibit 32
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. 1350, As
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
     In connection with the Quarterly Report of Cavco Industries, Inc. (the “Registrant”) on Form 10-Q for the period ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Joseph H. Stegmayer and Daniel L. Urness, Chief Executive Officer and Chief Financial Officer, respectively, of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
August 9, 2006

/s/ Joseph H. Stegmayer
Joseph H. Stegmayer
President and Chief Executive Officer

/s/ Daniel L. Urness
Daniel L. Urness
Vice President and Chief Financial Officer
End of Filing